UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 28, 2007

                           ALBANY INTERNATIONAL CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-16214                14-0462060
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(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

                      1373 Broadway, Albany, New York 12204
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))


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Item 8.01 Other Events

A copy of a Company news release clarifying an earlier announcement is filed as
Exhibit 99.1 to this report.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALBANY INTERNATIONAL CORP.

                                          By: /s/ Michael C. Nahl
                                              -------------------------------
                                          Name: Michael C. Nahl
                                          Title: Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)

     Date: August 28, 2007

                                                                    Exhibit 99.1


             ALBANY INTERNATIONAL CLARIFIES STANDISH SHARE OWNERSHIP
--------------------------------------------------------------------------------

      Albany, New York, August 28, 2007 - On August 27, Albany International Corp. (NYSE: AIN) reported the intention of John C. Standish to resign his position as Senior Vice President-Manufacturing, Americas Business Corridor, effective January 31, 2008, in order to focus on his duties as an Albany International Director and his new role as Chairman of the J.S. Standish Company. In that release, the Company reported that the J.S. Standish Company is a corporation which controls approximately 3% of the outstanding Class A Common Stock of Albany International.

As reported in the Company's most recent proxy statement, the J.S. Standish Company is the beneficial owner of approximately 3% of the Company's Class A Common Stock as the result of its ownership of 868,013 of the 3,236,098 outstanding shares of the Company's Class B Common Stock. Shares of Class B Common Stock carry ten votes per share, while shares of Class A Common Stock carry a single vote per share. As a result, the J.S. Standish Company controls approximately 15% of the combined votes entitled to be cast by all stockholders of the Company. J. Spencer Standish, Chairman Emeritus of Albany International, holds the power to elect all of the directors of the J.S. Standish Company. In addition to John Standish, current Albany International directors Christine L. Standish and Thomas R. Beecher, Jr. are also directors of the J.S. Standish Company. The J.S. Standish Company, together with J. Spencer Standish, Christine
L. Standish, John C. Standish and Thomas R. Beecher, Jr., as trustee for various Standish family trusts, hold in the aggregate shares of Class A and Class B Common Stock entitling them to cast approximately 55% of the combined votes entitled to be cast by all stockholders of the Company.

      Albany International is the world's largest producer of custom-designed paper machine fabrics and process belts that are essential to the manufacture of paper and paperboard. In its family of businesses, Albany applies its core competencies in advanced textiles and materials to other industries. Founded in 1895, the Company is headquartered in Albany, New York, with plants strategically located to serve its global customers. Additional information about the Company and its businesses and products is available at www.albint.com